                                 EXHIBIT 21


                   STIFEL FINANCIAL CORP. AND SUBSIDIARIES
                  SUBSIDIARIES OF STIFEL FINANCIAL CORP.(1)

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                                                           STATE OF                     NAMES UNDER WHICH
                     NAME                               INCORPORATION               SUBSIDIARY DOES BUSINESS
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
    Stifel, Nicolaus & Company, Incorporated               Missouri        Stifel, Nicolaus & Company, Incorporated
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              Alliance Realty Corp.                        Missouri                  Alliance Realty Corp.
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      Century Securities Associates, Inc.                  Missouri            Century Securities Associates, Inc.
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   Stifel, Nicolaus Insurance Agency, Inc.(2)              Arkansas          Stifel, Nicolaus Insurance Agency, Inc.
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              S-N Capital Corp.(2)                         Missouri                    S-N Capital Corp.
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     Stifel Insurance Agency - Ohio, Inc.(3)                 Ohio              Stifel Insurance Agency - Ohio, Inc.
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              Stifel Venture Corp.                         Missouri                 Stifel Venture Corp.
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          Stifel Asset Management Corp.                    Missouri             Stifel Asset Management Corp.
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              Stifel CAPCO, L.L.C.                         Missouri                  Stifel CAPCO, L.L.C.
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             Stifel CAPCO II, L.L.C.                       Missouri                Stifel CAPCO II, L.L.C.
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              Hanifen, Imhoff Inc.                         Colorado                  Hanifen, Imhoff Inc.
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Stifel Nicolaus Insurance Agency of Missouri (2)           Missouri    Stifel Nicolaus Insurance Agency of Missouri
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       CSA Insurance Agency, Incorporated                  Missouri          CSA Insurance Agency, Incorporated
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
(1)Does not include corporations in which registrant owns 50% or less of the stock.

(2)Wholly owned subsidiary of Stifel, Nicolaus & Company, Incorporated.

(3)Majority owned subsidiary of Stifel, Nicolaus & Company, Incorporated.


Stifel Financial Capital Trust I is a wholly owned subsidiary of Stifel Financial Corp; however, it is considered a Special Purpose Entity under the provisions of the Financial Accounting Standards Board Interpretation No. 46 (Revised December 2003), Consolidation of Variable Interest Entities, and has been deconsolidated effective December 31, 2003.